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                                                  Exhibit 23.01
                                                  -------------

The Board of Directors
ICON Holdings Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  KPMG Peat Marwick LLP

New York, New York
October 24, 1997